UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

June 1, 2018

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 Other Events.

On June 1, 2018, BB&T Corporation (the “Company”) amended and restated in its entirety each of (i) the Officers’ Certificate and Company Order, previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 30, 2017 (the “2017 Form 8-K”), with respect to, among other things, the establishment of the Medium-Term Notes, Series G (Senior) (the “Series G Notes”), (ii) the specimen of Series G Notes, (iii) the Officers’ Certificate and Company Order, previously filed as Exhibit 4.2 to the 2017 Form 8-K, with respect to, among other things, the establishment of the Medium-Term Notes, Series H (Subordinated) (the “Series H Notes”) and the (iv) specimen of Series H Notes.

In addition, on June 1, 2018, the Company issued and sold $250,000,000 aggregate principal amount of its Floating Rate Medium-Term Notes, Series G (Senior), due June 1, 2021 (the “Senior Notes”). The Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-219092), as amended, filed by BB&T Corporation with the Securities and Exchange Commission. In connection with this issuance and sale, the legal opinions of Squire Patton Boggs (US) LLP and Robert J. Johnson, Jr., Senior Executive Vice President, General Counsel, Secretary and Chief Corporate Governance Officer of the Company are being filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Amended and Restated Officers’ Certificate and Company Order, dated as of June 1, 2018, with respect to the establishment of the Series G Notes (excluding exhibits thereto).

4.2	Amended and Restated Officer’s Certificate and Company Order, dated as of June 1, 2018, with respect to the establishment of the Series H Notes (excluding exhibits thereto).

4.3	Amended Specimen of Series G Notes.

(a)	Series G (Senior) Form of Global Fixed Rate Note.

(b)	Series G (Senior) Form of Global Floating Rate Note.

(c)	Series G (Senior) Form of Global OID Zero Coupon Note.

(d)	Series G (Senior) Form of Global OID Fixed Rate Note.

(e)	Series G (Senior) Form of Master Global Note.

4.4	Amended Specimen of Series H Notes.

(a)	Series H (Subordinated) Form of Global Fixed Rate Note.

(b)	Series H (Subordinated) Form of Global Floating Rate Note.

(c)	Series H (Subordinated) Form of Global OID Zero Coupon Note.

(d)	Series H (Subordinated) Form of Global OID Fixed Rate Note.

(e)	Series H (Subordinated) Form of Master Global Note.

5.1	Opinion of Squire Patton Boggs (US) LLP as to the validity of the Senior Notes.

5.2	Opinion of Robert J. Johnson, Jr. as to the validity of the Senior Notes.

23.1	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.1).

23.2	Consent of Robert J. Johnson, Jr. (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller (Principal Accounting Officer)

Date: June 1, 2018